UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2011

FEDERAL HOME LOAN MORTGAGE CORPORATION (Freddie Mac)
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-53330	52-0904874
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8200 Jones Branch Drive, McLean, Virginia		22102-3110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-903-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Corporate Performance Goals

On January 18, 2011, the Federal Housing Finance Agency (FHFA) approved the 2011 Short-Term Incentive (STI) Scorecard and 2011 Long-Term Incentive (LTI) Scorecard of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Under the terms of Freddie Mac’s Executive Management Compensation Program, the Deferred Base Salary and Target Incentive Opportunity components, respectively, of compensation for Covered Officers (as those terms are defined in the Executive Management Compensation Program) will be based on the Compensation Committee’s determination of the company’s level of achievement against the company’s STI scorecard (for Deferred Base Salary) and LTI scorecards (for Target Incentive Opportunities), along with other relevant internal and external factors and non-scorecard developments that affect the company’s condition and mission fulfillment; and achievement of significant accomplishments beyond the scorecard objectives or adverse developments. Covered Officers under the Executive Management Compensation Program are the chief executive officer, chief operating officer, chief financial officer, executive vice presidents and senior vice presidents.

PERFORMANCE OBJECTIVES - 2011 STI SCORECARD FOR THE STI PROGRAM

The objectives under the 2011 STI scorecard are summarized below.

MISSION

• Support loss mitigation and foreclosure prevention activities,including the Making Home Affordable Program;
• Provide a "satisfactory" Duty to Serve underserved markets plan and achieve an "in compliance" rating from FHFA for execution of that plan;
• Meet 2011 affordable housing goals, if feasible, as determined by FHFA; and
• Provide market support through Single-Family cash and guarantee purchases.

FINANCIAL & RISK

Meet targets based on:
• Segment Earnings and/or Comprehensive Income;
• Return on equity on new purchases;
• Number of short sales and deeds-in lieu of foreclosure;
• Single-family and multifamily credit quality; and
• Administrative expenses.

BUSINESS INFRASTRUCTURE

• Maintain normal service and quality standards for existing technology and operations infrastructure; and
• Complete the 2011 elements of our business infrastructure plans.

ACCOUNTING AND CONTROLS

• Continue controls remediation;
• Execute the 2011 internal audit plan; and
• Maintain effective internal controls over financial reporting, excluding the material weakness in our disclosure controls and procedures related to conservatorship.

PERFORMANCE MEASURES - 2011 LTI SCORECARD

The performance measures for the grants under the 2011 LTI program, which will be considered in determining the funding level of the LTI grants scheduled to be paid in 2012 and 2013 are summarized below.

Portion of 2011 LTI Grant Scheduled to be Paid in 2012

BUSINESS INFRASTRUCTURE – Meet target for transitioning customers off of legacy technology and operations infrastructure. Complete 2011 delivery goals for the multiyear legacy remediation plan.

FINANCIAL & RISK – Meet target for capital conservation.

MISSION – Achieve the Mission objectives as defined in the 2011 STI Scorecard.

Portion of 2011 LTI Grant Scheduled to be Paid in 2013

BUSINESS INFRASTRUCTURE – Achieve benefit realization from key capabilities completed and deployed though the second quarter of 2012.

FINANCIAL & RISK – Meet target for capital conservation.

MISSION – Achieve the Mission objectives as defined in the 2012 STI Scorecard.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION (Freddie Mac)

January 21, 2011	By:	Ross J. Kari

Name: Ross J. Kari
Title: Executive Vice President - Chief Financial Officer